UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2019

PEERSTREAM, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52176	20-3191847
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

122 East 42nd Street, New York, NY	10168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 594-5050

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 — Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On January 31, 2019, PeerStream, Inc. (the “Company”) entered into an Asset Purchase Agreement (the “Agreement”) with The Dating Company, LLC (“Buyer”), whereby the Company sold substantially all of the assets (the “Assets”) related to its online dating services business under the domain names FirstMet, 50more, and The Grade to Buyer for a cash purchase price of $1.6 million, with $100,000 of the purchase price to be held in an escrow account to secure certain post-closing indemnification obligations of the Company. The closing of the asset sale was effective as of January 31, 2019.

Pursuant to the Agreement, certain transitional services related to the Assets will be provided by the Company to Buyer for a limited period following the closing of the asset sale. Under the Agreement, both parties have agreed to indemnify the other party against certain losses, including losses for breaches of representations and warranties and the failure to observe and perform covenants, subject to certain limitations. The Agreement also contains customary provisions concerning non-competition, non-solicitation, non-disparagement and confidentiality.

The description of the Agreement and the asset sale contained herein does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Section 2 — Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosures set forth in Item 1.01 are incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On February 4, 2019, the Company issued a press release announcing the completion of the Asset Sale. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Item 7.01 (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1#	Asset Purchase Agreement, by and between PeerStream, Inc. and The Dating Company, LLC, dated as of January 31, 2019.
99.1	Press Release of PeerStream, Inc., dated February 4, 2019 (furnished pursuant to Item 7.01).

#	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. PeerStream, Inc. hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 4, 2019

PEERSTREAM, INC.

		By:	/s/ Alexander Harrington
Alexander Harrington
Chief Executive Officer

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